Ciena Corporation Q2 fiscal 2019 Investor Presentation Quarterly Period ended April 30, 2019 June 6, 2019 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary.

Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s long-term financial targets, prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project, “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; our ability to execute our business and growth strategies; changes in network spending or network strategy by our customers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; the impact of the Tax Cuts and Jobs Act; changes in tax or trade regulations, including the imposition of tariffs and duties; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Quarterly Report on Form 10-Q to be filed with the SEC and Ciena’s Annual Report on Form 10-K filed with the SEC on December 21, 2018. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, EBITDA, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q filed with the Securities and Exchange Commission. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 2

Achieving balanced growth Driving the pace of innovation Delivering shareholder value • Non-telco represented ~34% of total • TTM adjusted R&D investment was revenue $508.8 million • Direct web-scale contributed over 18% • Announced WaveLogic 5 which is of total revenue expected to ship in systems at the end • APAC revenue of $134.5M, driven by of 2019 telco, on the strength of Japan • WaveLogic Ai has 112 total customers • NA revenue up 34% YoY, with telco with 24 new wins in Q2 and web-scale growth • Waveserver has 134 customers with 9 new wins in Q2 * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 3

Q2 fiscal 2019 financial highlights Adjusted Operating Margin* * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 4

Q2 fiscal 2019 comparisons (year-over-year) Revenue Adj. Gross Margin* Adj. Operating Margin* (in millions) Q2'18 Q2'19 Q2'18 Q2'19 Q2'18 Q2'19 12.7% $865.0 43.9% 40.7% $730.0 7.7% Adj. EBITDA* Adj. EPS* (in millions) Q2'18 Q2'19 Q2'18 Q2'19 $0.48 $131.4 $77.1 $0.23 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. 5

Revenue by segment (Amounts in millions) Q2 FY 2019 Q2 FY 2018 Revenue %** Revenue %** $1,000.0 50.0% 44.7% Networking Platforms 43.4% 43.9% $900.0 42.2% 45.0% 40.7% Converged Packet Optical $623.9 72.1 $527.9 72.4 $800.0 40.0% Packet Networking 73.1 8.5 63.8 8.7 $700.0 35.0% Total Networking Platforms 697.0 80.6 591.7 81.1 $600.0 30.0% Software & Software-Related Services $500.0 25.0% Platform Software and Services 35.2 4.0 36.4 5.0 Blue Planet Automation Software and $400.0 20.0% Services 12.5 1.4 2.3 0.3 14.0% 13.9% $300.0 12.7% 15.0% Total Software & Software- 9.6% $200.0 7.7% 10.0% Related Services 47.7 5.4 38.7 5.3 Global Services $100.0 5.0% Maintenance Support and Training $0.0 0.0% 68.8 8.0 60.9 8.3 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Installation and Deployment 41.3 4.8 28.2 3.9 Networking Platforms Software & Software-Related Services Consulting and Network Design 10.2 1.2 10.5 1.4 Global Services Adj. Gross Margin* Total Global Services Adj. Operating Margin * 120.3 14.0 99.6 13.6 Total $865.0 100.0% $730.0 100.0% * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 6

Continued strength derived from non-telco revenue* Q2 FY 2019 Direct Webscale Cable Gov't, R&E & Enterprise 40% 35% 11% 8% 30% 10% 8% 8% 8.3% Direct Webscale 25% 6% 7% 7% Cable 7% 9% 20% 19.2% 6.5% Gov't, R&E, 15% Enterprise 21% 21% 10% 19% 18% 17% 5% 0% Q2 FY2018 Q3 FY2018 Q4 FY2018 Q1 FY2019 Q2 FY2019 *represents 34% of total revenue Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 7

Revenue by geographic region Q2 FY 2019 North America EMEA CALA APAC $900.0 $800.0 19% 16% 21% $700.0 6% 17% 5% North America 21% 15.6% 3% 4% 13% 4.6% $600.0 14% Europe, Middle East 3% 15% 17% and Africa $500.0 17% 13.3% Caribbean and Latin America $400.0 66.5% (Inmillions) Asia Pacific $300.0 62% 67% 61% 62% $200.0 59% $100.0 $- Q2 FY2018 Q3 FY2018 Q4 FY2018 Q1 FY2019 Q2 FY2019 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 8

Q2 fiscal 2019 balance sheet and operating metrics DSO Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 9

Returning value to shareholders through strong capital allocation priorities Adj. R&D R&D % Rev $50.0 $500.0 17% $45.0 $40.0 $480.0 16% $35.0 $460.0 15% $30.0 $440.0 14% $25.0 $20.0 $420.0 13% $15.0 $400.0 12% $10.0 $5.0 $380.0 11% $0.0 $360.0 10% Q1 Q2 Q3 Q4 Q1 Q2 2015 2016 2017 2018 FY18 FY18 FY18 FY18 FY19 FY19 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 10

Delivering consistent and differentiated financial performance Normalized Revenue Normalized Adjusted OM Ciena Industry Avg1 Ciena Industry Avg1 1.60 3.00 2.50 1.40 2.00 1.20 1.50 1.00 1.00 0.50 0.80 0.00 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 *Industry Average: ACIA, ADTN, ADVA, CSCO, INFN¹, JNPR and NOKIA IP Networks segment 1. INFN Q4 2018 revenue and adjusted OM exclude Coriant; Coriant adjusted OM is based on the assumption that Coriant had flat GM% and fixed OPEX in 2018 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 11

Delivering profitability and total shareholder return Adjusted EPS 1YR Stock Return* 22.3% CAGR 60% $1.39 40% $1.14 20% $0.93 0% -20% -40% -60% -80% FY2016 FY2017 FY2018 CIEN ACIA CISCO ADV ADTN JNPR NOK INFN Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 12

Business outlook and long-term targets Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 13

Our fiscal 2019 performance is driven by a combination of strategic execution and favorable dynamics Continued strategic execution • Favorable competitive dynamics • Customer trust in Ciena and strong relationships • Subscale vendors struggle financially and with innovation • Web-scale providers pursue quality products and a strong • Larger competitors face roadmap competing investment priorities • Service providers seek strong, • Web-scale spending continues to long-term partners outpace the overall market • Tier 1 service provider wins at a higher rate • Ciena’s global scale is a differentiator • Diversification as a result of broad based geographies, market verticals and customers All the above is resulting in intensified share gains Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 14

Long-term financial targets1 Execution of our strategy will drive top-line growth, profitability and cash generation 1 Projections or outlook with respect to future operating results are only as of December 13, 2018, the date presented on the related earnings call. Actual results may differ materially from these forward looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 15

Long-term financial targets* Optical Systems Attached Services Packet Networking Blue Planet *Projections or outlook with respect to future operating results are only as of December 13, 2018, the date presented on the related earnings call. Actual results may differ materially from these forward looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. 1Projection indicates annual target for Ciena’s Blue Planet Automation software and services business in fiscal 2021 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 16

Q2 fiscal 2019 appendix Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 17

Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 GAAP gross profit $374,677 $323,341 $398,075 $351,543 $293,307 Share-based compensation-products 702 637 705 783 824 Share-based compensation-services 907 770 651 618 722 Amortization of intangible assets 3,303 3,418 2,957 2,534 2,289 Total adjustments related to gross profit 4,912 4,825 4,313 3,935 3,835 Adjusted (non-GAAP) gross profit $379,589 $328,166 $402,388 $355,478 $297,142 Adjusted (non-GAAP) gross margin 43.9% 42.2% 44.7% 43.4% 40.7% Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 18

Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 GAAP operating expense $294,357 $275,398 $302,205 $266,269 $261,241 Share-based compensation-research and development 4,083 3,391 3,385 3,082 3,796 Share-based compensation-sales and marketing 4,346 3,785 3,741 3,417 3,760 Share-based compensation-general and administrative 5,491 5,112 5,588 4,538 5,109 Amortization of intangible assets 5,529 5,528 4,654 3,837 3,623 Significant asset impairments and restructuring costs 4,068 2,273 1,460 6,359 4,359 Acquisition and integration costs, excluding share-based compensation 1,135 1,608 3,778 1,333 - Legal settlement - 137 1,929 2,753 - Total adjustments related to operating expense $24,652 $21,834 $24,535 $25,319 $20,647 Adjusted (non-GAAP) operating expense $269,705 $253,564 $277,670 $240,950 $240,594 Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 GAAP income from operations $80,320 $47,943 $95,870 $85,274 $32,066 Total adjustments related to gross profit 4,912 4,825 4,313 3,935 3,835 Total adjustments related to operating expense 24,652 21,834 24,535 25,319 20,647 Total adjustments related to income from operations 29,564 26,659 28,848 29,254 24,482 Adjusted (non-GAAP) income from operations $109,884 $74,602 $124,718 $114,528 $56,548 Adjusted (non-GAAP) operating margin 12.7% 9.6% 13.9% 14.0% 7.7% Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 19

Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 GAAP net income $52,738 $33,616 $63,977 $50,840 $13,856 Exclude GAAP provision (benefit) for income taxes 17,867 9,139 (10,224) 19,280 6,475 Income before income taxes 70,605 42,755 53,753 70,120 20,331 Total adjustments related to income from operations 29,564 26,659 28,848 29,254 24,482 Loss on extinguishment and modification of debt - - 13,887 - - Non-cash interest expense - - 727 793 759 Change in fair value of debt conversion liability - - 12,070 - - Adjusted income before income taxes 100,169 69,414 109,285 100,167 45,572 Non-GAAP tax provision on adjusted income before income taxes 23,940 16,590 28,272 25,913 11,789 Adjusted (non-GAAP) net income $76,229 $52,824 $81,013 $74,254 $33,783 Weighted average basic common shares outstanding 156,170 156,314 143,659 143,400 143,975 Weighted average dilutive potential common shares outstanding1 158,289 158,174 157,745 159,998 151,011 Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 GAAP diluted net income per common share $ 0.33 $ 0.21 $ 0.34 $ 0.34 $ 0.09 Adjusted (Non-GAAP) diluted net income per common share $ 0.48 $ 0.33 $ 0.53 $ 0.48 $ 0.23 • 1. Weighted average dilutive potential common shares outstanding used in calculating adjusted (non-GAAP) diluted net income per common share for the second quarter of fiscal 2019 includes 2.1 million shares underlying certain stock options and stock unit awards. Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 20

Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q2 FY 2019 Q1 FY 2019 Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 Net income (GAAP) $ 52,738 $ 33,616 $ 63,977 $ 50,840 $ 13,856 Add: Interest expense 9,471 9,441 14,873 13,611 13,031 Less: Interest and other income (loss), net (244) 4,253 (13,357) (1,543) 1,296 Add: Loss on extinguishment and modification of debt - - (13,887) - - Add: Provision (benefit) for income taxes 17,867 9,139 (10,224) 19,280 6,475 Add: Depreciation of equipment, building, furniture and fixtures, and amortization 21,482 21,513 21,110 21,704 20,567 of leasehold improvements Add: Amortization of intangible assets 8,832 8,947 7,611 6,371 5,912 EBITDA $ 110,634 $ 78,403 $ 124,591 $ 113,349 $ 58,545 Add: Shared-based compensation cost 15,607 13,755 14,076 12,337 14,166 Add: Significant asset impairments and restructuring costs 4,068 2,273 1,460 6,359 4,359 Add: Acquisition and integration costs 1,135 1,608 3,778 1,333 - Add: Legal settlement - 137 1,929 2,753 - Adjusted EBITDA $ 131,444 $ 96,176 $ 145,834 $ 136,131 $ 77,070 Copyright © Ciena Corporation 2019. All rights reserved. Confidential & Proprietary. 21